UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: May 11, 2007

(Date of Earliest Event Reported: December 31, 2006)

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10934	39-1715850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 LOUISIANA, SUITE 3300, HOUSTON, TEXAS 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01            OTHER EVENTS

The Consolidated Statements of Financial Position of Enbridge Energy Company, Inc., at December 31, 2006 and December 31, 2005 are included as Exhibit 99.1 to this Form 8-K.

Enbridge Energy Company, Inc. is the General Partner of Enbridge Energy Partners, L.P. (the “Partnership”) and has delegated substantially all of the responsibility for the management and operation of the Partnership to its affiliate, Enbridge Energy Management, L.L.C. Enbridge Energy Company, Inc. retains certain functions and approval rights over the operations of the Partnership.

ITEM 9.01            FINANCIAL STATEMENTS AND EXHIBITS

(d)   EXHIBITS

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Consolidated Statements of Financial Position of Enbridge Energy Company, Inc. at December 31, 2006 and December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P.
(Registrant)
	By:	ENBRIDGE ENERGY MANAGEMENT, L.L.C. as delegate of Enbridge Energy Company, Inc., its General Partner
	By:	/s/ STEPHEN NEYLAND
Stephen Neyland
Controller
(Duly Authorized Officer)
Dated: May 11, 2007